LONG-TERM DEPOSITS (Schedule of Long-term Deposits) (Details) - USD ($) $ in Thousands		Dec. 31, 2017	Dec. 31, 2016
LONG TERM DEPOSIT [Abstract]
Bonds deposit	[1]	$ 1,897	$ 1,709
Restricted account	[2]	519	727
SWAP	[3]	986	274
Other		81	75
Total		$ 3,483	$ 2,785

[1]	Bonds deposit of one payment of principal and interest reserves. See Note 10.
[2]	Restricted amount of $ 519 related to the hedging transaction, see details (3) below.
[3]	Hedging of cross currency interest rate swap transaction for the total amount of approximately NIS 34,200 at fixed interest rate of 6.7% in exchange for approximately $ 8,700 at fixed interest rate of 7.95% with semi-annually payments commencing on June 2016 through December 2021, the termination date. As of December 31, 2017 the hedging amount is $ 5,800.